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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2003



                             TLC VISION CORPORATION
             (Exact name of registrant as specified in its charter)

 NEW BRUNSWICK                   0-29302                        980151150
(State or other              (Commission File               (I.R.S. Employer
jurisdiction of                  Number)                  Identification Number)
organization)

       5280 SOLAR DRIVE, SUITE 300
         MISSISSAUGA, ONTARIO                                      L4W 5M8
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (905) 602-2020


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Earnings Press Release, dated November 12, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 12, 2003, TLC Vision Corporation (the "Registrant") issued a press release announcing its financial results for the quarter and nine months ended September 30, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. This Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                      * * *


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2003

                                      TLC VISION CORPORATION



                                      By: /s/ Robert W. May
                                          --------------------------------------
                                          Robert W. May
                                          General Counsel  and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                        Description
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
       99.1       Earnings Press Release, dated November 12, 2003